EXHIBIT   2.3

Form 52-109FT2

Certification of Interim Filings during Transition Period

I, Simon Anderson, Chief Financial Officer of Minco Mining & Metals Corporation certify that:

1.

I have reviewed the interim filings (as this term is defined in Multilateral Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings) of Minco Mining & Metals Corporation (the “issuer”) for the interim period ending September 30, 2005.

2.

Based on my knowledge, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings; and

3.

Based on my knowledge, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date and for the periods presented in the interim filings.

Date:

November 14, 2005.

MINCO MINING & METALS CORPORATION

“Simon Anderson”

Simon Anderson

Chief Financial Officer

Form 52-109FT2

Certification of Interim Filings during Transition Period

I, Ken Z. Cai, Chief Executive Officer, President and Director of Minco Mining & Metals Corporation certify that:

1.

I have reviewed the interim filings (as this term is defined in Multilateral Instrument 52-109 Certification of Disclosure in Issuers’ Annual and Interim Filings) of Minco Mining & Metals Corporation (the “issuer”) for the interim period ending September 30, 2005.

2.

Based on my knowledge, the interim filings do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or that is necessary to make a statement not misleading in light of the circumstances under which it was made, with respect to the period covered by the interim filings; and

3.

Based on my knowledge, the interim financial statements together with the other financial information included in the interim filings fairly present in all material respects the financial condition, results of operations and cash flows of the issuer, as of the date and for the periods presented in the interim filings.

Date:

November 14, 2005.

MINCO MINING & METALS CORPORATION

“Ken Z. Cai”

Ken Z. Cai

Chief Executive Officer,

President & Director